UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 5, 2007

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CX2 TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

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Nevada	0-52396	20-2889663
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2240 Woolbright Road, Suite 317, Boynton Beach, FL 33426

(Address of Principal Executive Office) (Zip Code)

(561) 740-1734

(Registrant’s telephone number, including area code)

__________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective March 30, 2007, Allan Finkelman resigned from the offices of Vice President and Secretary and as a Director of CX2 Technologies, Inc. (the “Company”). The Company did not have any disagreements with Mr. Finkelman at the time of his resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CX2 TECHNOLOGIES, INC.
(Registrant)

Date April 5, 2007		/s/ SAM D. HITNER
	Name:	Sam D. Hitner
	Title:	President and Chief Executive Officer